EXHIBIT 99.02

October 29, 2009
Third Quarter 2009 Review
Peter S. Kraus
Chairman & Chief Executive Officer
David A. Steyn
Chief Operating Officer
Robert H. Joseph, Jr.
Chief Financial Officer

3Q09 Earnings Call Presentation

AllianceBernstein.com
Certain statements provided by management in this presentation are “forward-looking statements” within the meaning of the Private
Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. The most significant of these factors include, but are not limited to, the following: the performance of financial markets, the investment performance of sponsored investment products and separately managed accounts, general economic conditions, industry trends, future acquisitions, competitive conditions, and government regulations, including changes in tax regulations and rates and the manner in which the earnings of publicly traded partnerships are taxed. We caution readers to carefully consider such factors. Further, such forward-looking statements speak only as of the date on which such statements are made; we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. For further information regarding these forward-looking statements and the factors that could cause actual results to differ, see “Risk Factors” and “Cautions Regarding Forward-Looking Statements” in our Form
10-K for the year ended December 31, 2008 and Form 10-Q for the quarter ended September 30, 2009. Any or all of the forward-looking statements that we make in this presentation, Form 10-K, Form 10-Q, other documents we file with or furnish to the SEC, and any other public statements we issue, may turn out to be wrong. It is important to remember that other factors besides those listed in “Risk Factors”
and “Cautions Regarding Forward-Looking Statements”, and those listed below, could also adversely affect our revenues, financial condition, results of operations and business prospects.
The forward-looking statements referred to in the preceding paragraph include statements regarding:
 ■ Our backlog of new institutional mandates not yet funded: Before they are funded, institutional mandates do not represent legally binding commitments to fund and, accordingly, the possibility exists that not all mandates will be funded in the amounts and at the times we currently anticipate.
 ■ Our expectation that the global economy will grow modestly in 2010: The extent to which global economies may have recently stabilized is not necessarily indicative of future growth. Global economies face significant obstacles to sustained future growth. The actual performance of the capital markets and other factors beyond our control will affect our investment success for clients and asset flows.
 ■ Our expectation that the leverage in our business model will increase should our assets under management and revenues continue to grow and our lower expense base remains stable: Unanticipated events and factors, including strategic initiatives, may cause us to expand our expense base, thus limiting the extent to which we benefit from any positive leverage in future periods. Growth in our revenues will depend on the level of our assets under management, which in turn depends on factors such as the actual performance of the capital markets, the performance of our investment products and other factors beyond our control.
Cautions Regarding Forward-Looking Statements

3Q09 Earnings Call Presentation

AllianceBernstein.com
■ Performance continues to improve, especially in Fixed Income and Value
■ AUM increased 11% sequentially, as net outflows slowed by 46%
■ Operating Margin and Net Income down versus 3Q08, but up sequentially
Third Quarter 2009 Highlights

3.9
5.9
(2.2)
(5.6)
(1.7)
3.1
2.6
5.2
(4.2)
(4.1)
(1.2)
2.5
0.0
1.6
1.6
(2.7)
(2.1)
0.4
Benchmark
MSCI World (Cap, UH)
MSCI EAFE (Cap, UH)
Russell 1000 Value

3Q09 Earnings Call Presentation

AllianceBernstein.com
International Value
Global Value
US Diversified Value
3Q:2009
Jan-Sep 2009
1 Year
3 Years
5 Years
10 Years
Institutional Equity Composites vs. Benchmarks
Percent
As of September 30, 2009
Performance is preliminary.
The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
Investment performance of composites is presented after investment management fees.
Relative Performance: Value Equity

2.8
(1.0)
(3.0)
1.9
(0.1)
(4.6)
3.4
(7.0)
(9.9)
0.0
(5.7)
(3.7)
0.7
(3.5)
(3.5)
0.4
1.0
(1.4)
Benchmark
Russell 1000 Growth
MSCI World (net)
MSCI EAFE (net)

3Q09 Earnings Call Presentation

AllianceBernstein.com
Global Research Growth
US Large Cap Growth
International Large Cap Growth
As of September 30, 2009
Performance is preliminary.
The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
Investment performance of composites is presented after investment management fees.
Institutional Equity Composites vs. Benchmarks
Percent
3Q:2009
Jan-Sep 2009
1 Year
3 Years
5 Years
10 Years
Relative Performance: Growth Equity

1.9
0.1
2.0
3.5
0.8
7.0
(4.1)
(5.6)
(1.1)
(5.6)
(3.7)
(2.7)
(2.6)
(2.5)
(2.1)
(1.8)
(0.7)
1.3

3Q09 Earnings Call Presentation

AllianceBernstein.com
As of September 30, 2009
Performance is preliminary.
The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
Investment performance of composites is presented after investment management fees.
*The benchmarks listed are the current benchmarks for the investments service - certain benchmarks have evolved over time and therefore are time blended.
International Blend
Global Blend
Emerging Markets Blend
 Benchmark* MSCI World MSCI EAFE MSCI EM
Institutional Blend Strategies Composites vs. Benchmarks
Percent
3Q:2009
Jan-Sep 2009
1 Year
3 Years
5 Years
Since Inception
Relative Performance: Blend Strategies

1.2
4.2
(0.1)
(0.4)
(0.2)
0.2
3.8
10.6
4.4
(0.5)
(0.1)
4.1
9.7
1.5
(1.5)
(0.6)
Benchmark*
Custom Corporate Index
Custom Index
Barclays Global Aggregate Bond Index (Unhedged)

AB

3Q09 Earnings Call Presentation

AllianceBernstein.com
Strategic Core Plus
Corporate Bonds
Global Plus
N/A
N/A
Institutional Fixed Income Composites vs. Benchmarks
Percent
As of September 30, 2009
Performance is preliminary.
The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
Investment performance of composites is presented after investment management fees.
*The benchmarks listed are the current benchmarks for the investments service - certain benchmarks have evolved over time and therefore are time blended.
3Q:2009
Jan-Sep 2009
1 Year
3 Years
5 Years
10 Years
Relative Performance: Fixed Income

$10.2
$2.7
$0.3
$4.1
($15.2)
($11.6)
($6.6)
($13.7)
($6.6)
($2.6)
($13.5)
($5.4)
($5.4)
($11.4)
($4.9)
($0.7)
4Q:08
1Q:09
2Q:09
3Q:09
Value
Growth
Fixed
Other*

3Q09 Earnings Call Presentation

AllianceBernstein.com
*Includes Index, Structured and Asset Allocation services.
In US dollars (billions)
Total Net Flows: ($23.2B) ($20.2B) ($24.0B) ($12.9B)
Net Flows By Investment Service

($10.3)
($9.0)
($3.9)
($13.4)
($3.5)
($3.3)
($18.7)
($3.5)
($1.8)
($10.0)
($1.9)
($1.0)
4Q:08
1Q:09
2Q:09
3Q:09
Institutions
Retail
Private Client

3Q09 Earnings Call Presentation

AllianceBernstein.com
In US dollars (billions)
Net Flows By Distribution Channel

$3
$2
$1
$0
($1)
($2)
($3)
($4)
($5)
($6)
US dollars (billions)
1.8
1.7
1.4
2.0
(3.9)
(5.7)
(3.3)
(5.0)
(1.8)
(3.2)
(1.0)
(3.0)
4Q08
1Q09
2Q09
3Q09
Gross Sales
Gross Redemptions
Net Flows

AB

3Q09 Earnings Call Presentation

AllianceBernstein.com
■ Net outflows improved in 3Q09 vs. 2Q09; based on client interactions, risk aversion continues to decline
■ Significant new research will be published in 4Q09 and implemented in client accounts in 1H10
 ● Portfolio risk management through dynamic asset allocation
 ● Purchasing power preservation through inflation protection
■ Financial advisor headcount of 293 was flat vs. 2Q09; new advisor training class is scheduled for 1Q10
Private Client Highlights

$6
$4
$2
$0
($2)
($4)
($6)
($8)
($10)
($12)
($14)
US dollars (billions)
3.6
4.8
4.5
5.9
(9.0)
(12.6)
(3.5)
(8.3)
(3.5)
(8.0)
(1.9)
(7.8)
4Q08
1Q09
2Q09
3Q09
Gross Sales
Gross Redemptions
Net Flows

3Q09 Earnings Call Presentation

AllianceBernstein.com
■ Net outflows improved in 3Q09 vs. 2Q09 based on improved sales
■ Mutual fund flows remain positive, with gross sales up 43%
 ●Fixed income dominates new-business asset mix
 ●Mutual fund performance remains strong: 69% of mutual funds are in top 50% of peer groups (asset-weighted)
■ Sub-advisory flows improved, but net flows remain negative
Retail Update

$4
$0
($4)
($8)
($12)
($16)
($20)
($24)
US dollars (billions)
5.8
5.3
1.3
5.3
(10.3)
(13.4)
(10.0)
(16.1)
(18.7)
(18.7)
(15.3)
(20.0)
4Q08
1Q09
2Q09
3Q09
Gross Sales
Gross Redemptions
Net Flows

AB

3Q09 Earnings Call Presentation

AllianceBernstein.com
■ Net outflows improved by 47% in 3Q09 vs. 2Q09
■ Gross 3Q09 sales were $5.3 billion, compared with $1.3 billion in 2Q09
 ● Increased interest from sovereign funds in fixed income offerings
 ● Reopened regional equity services are beginning to refill
■ Sales outpaced fundings - pipeline increased by 20% sequentially to $3.4B
■ Secured >$500 million in institutional PPIP commitments from a diverse group of global prospects and clients
■ Preliminary peer universe performance rankings look very competitive for 3Q09 and YTD
Institutions Highlights

3Q09 Earnings Call Presentation

AllianceBernstein.com
■ Revenue down 12% compared to record quarter in 3Q08; down 1% from 2Q09
■ Most recent data from independent surveys point to strong Y/Y market share gains in 1H09 across all geographies, particularly Europe
■ Continued investment in our trading platform
 ● Recent investments (European electronic trading and U.S. equity derivatives) both made meaningful contributions to 3Q revenue
 ● New hire added to lead build-out of global program trading business
■ Continued investment in Asia
 ● 1 analyst with coverage, 3 analysts in pipeline, first salesperson on the ground, additional hiring targeted
■ Best-ever recognition in the annual Institutional Investor All America survey
 ● Every analyst publishing before 1Q09 was recognized
 ● Bernstein analysts voted #1 in 10 different sectors; among top three in 21 sectors
 ● Bernstein placed 6th overall in league table, 4th when weighted by analysts’ rankings
Bernstein Research Highlights

Headcount down 20% from 3Q08 peak
6,000
5,000
4,000
3,000
2,000
1,000
0
3Q08
4Q08
1Q09
2Q09
3Q09

3Q09 Earnings Call Presentation

AllianceBernstein.com
5,663
4,997
4,761
4,654
4,544
Five Quarter Headcount Trend

3Q09 Earnings Call Presentation

AllianceBernstein.com
In US dollars (millions)
*Operating Margin = (Operating Income + Net Income Attributable to Non-Controlling Interests) / Net Revenues
Percentages are calculated using revenues and expenses rounded to the nearest thousand.
	3Q 2009	3Q 2008	Percent Change
Net Revenues	$806	$841	-4%
Operating Expenses	583	590	-1%
Operating Income	223	251	-11%
Non-Operating Income	17	5	243%	■One-time $10M contingent payment from 2005 sale of cash management business
Income Before Income Taxes	240	256	-6%
Income Taxes	14	27	-49%
Effective Tax Rate	5.8%	10.6%		■Mix shift in Pre-Tax Net Income towards the US
Net Income	226	229	-1%
Net Income in Consolidated Entities Attributable to Non-Controlling Interests	(27)	(9)	184%	■90% of Venture Capital Fund results (slide 15)
Net Income Attributable to AllianceBernstein Unitholders	$199	$220	-9%
AllianceBernstein L.P. Diluted Net Income per Unit	$0.74	$0.83	-11%
Operating Margin*	24.4%	28.8%
AllianceBernstein Holding L.P. Diluted Net Income per Unit	$0.67	$0.73	-8%
Third Quarter 2009 Net Income

3Q09 Earnings Call Presentation

AllianceBernstein.com
Percentages are calculated using revenues and expenses rounded to the nearest thousand.
In US dollars (millions)
Revenues	3Q 2009	3Q 2008	Percent Change
Advisory Fees	$484	$713	-32%	■Lower AUM and adverse mix shift
Distribution	74	97	-24%	■Lower average mutual fund AUM
Institutional Research Services	109	125	-12%	■Market share gains offset by lower levels of client trading activity and valuations
Dividend and Interest Income	5	19	-74%
Investment Gains (Losses)	107	(132)	n/m
■3Q09 gains of $71M on deferred
 compensation-related investments vs. $123M
 loss in 3Q08
■3Q09 gains of $6M on other investments vs.
 $17M loss in 3Q08
■3Q09 gains of $30M in Venture Capital
 Fund vs. $8M gain in 3Q08

Other Revenues	28	28	-
Total Revenues	807	850	-5%
Less: Interest Expense	1	9	-91%
Net Revenues	$806	$841	-4%
Third Quarter 2009 Revenues

3Q09 Earnings Call Presentation

AllianceBernstein.com
Percentages are calculated using revenues and expenses rounded to the nearest thousand.
In US dollars (millions)
	3Q 2009	3Q 2008	Percent Change
Expenses
Compensation & Benefits	$336	$329	2%	■Slide 17
Promotion & Servicing	111	140	-21%	■Lower distribution plan costs
General & Administrative	130	114	14%	■$35M insurance reimbursement recognized in 3Q08 ■Partially offset by FX gains and lower controllable expenses
Interest	1	2	-77%
Amortization of Intangibles	5	5	-
Total	$583	$590	-1%
Third Quarter 2009 Operating Expenses

3Q09 Earnings Call Presentation

AllianceBernstein.com
Percentages are calculated using expenses rounded to the nearest thousand.
In US dollars (millions)
	3Q 2009	3Q 2008	Percent Change
Base Compensation	$112	$133	-16%	■18% decline in salaries, partially offset by $3M increase in severance
Incentive Compensation
Cash	56	55	1%	■3Q08 lower than 1H08 run rate due to YTD bonus accrual reduction
Deferred Compensation	73	12	534%	■$17M debit in 3Q09 due to MTM gains vs. $51M credit in 3Q08 (slide 18)
Total	129	67	93%
Commissions	66	91	-28%	■Lower Private Client, Institutional Investments and Institutional Research Services
Fringes & Other	29	38	-24%	■Lower payroll taxes and recruiting
Total	$336	$329	2%
Third Quarter 2009 Compensation & Benefits

3Q09 Earnings Call Presentation

AllianceBernstein.com
In US dollars (millions)
	2Q 2008	3Q 2008	4Q 2008	1Q 2009	2Q 2009	3Q 2009
Revenues
Investment Gains (Losses)	($12)	($123)	($131)	($28)	$63	$71
Dividends	1	1	7	1	2	1
Total Revenues	($11)	($122)	($124)	($27)	$65	$72
Expenses
Amortization of Original Awards	$46	$46	$59	$45	$39	$40
Amortization of MTM - Prior Periods	(2)	(4)	(20)	(17)	(16)	(11)
Amortization of MTM - Current Quarter	(5)	(47)	(60)	(12)	25	28
% of Investment Gains (Losses)	42%	38%	46%	43%	40%	39%
Dividends	1	1	7	1	1	1
Sub-Total of Mutual Fund Expenses	40	(4)	(14)	17	49	58
Amortization of AB Units	13	13	16	11	10	11
Other	2	3	2	5	3	4
Total expenses	$55	$12	$4	$33	$62	$73
Net P&L impact of Mutual Fund Grants	($51)	($118)	($110)	($44)	$16	$14
Six-Quarter Deferred Compensation Net P&L Trend

3Q09 Earnings Call Presentation

AllianceBernstein.com
Third Quarter 2009 Review
Peter S. Kraus
 Chairman & Chief Executive Officer

3Q09 Earnings Call Presentation

AllianceBernstein.com
Q & A

3Q09 Earnings Call Presentation

AllianceBernstein.com
Appendix

3Q09 Earnings Call Presentation

AllianceBernstein.com
Performance is preliminary.
As of September 30, 2009
Investment performance of composites is presented after investment management fees. Periods of more than one year are annualized.
The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
Institutional Equity Composites vs. Benchmarks
			Periods Ended September 30, 2009
Service	3Q 2009	Jan-Sep 2009	One Year	Three Years	Five Years	10 Years	Benchmark
US Diversified Value	-	1.6	1.6	(2.7)	(2.1)	0.4	Russell 1000 Value
US Strategic Value	3.2	3.7	(0.2)	(5.9)	(2.6)	2.7	S&P 500
US Strategic Value	0.6	8.1	3.5	(3.4)	(2.5)	(0.1)	Russell 1000 Value
International Value	2.6	5.2	(4.2)	(4.1)	(1.2)	2.5	MSCI EAFE (Cap, UH)
International Strategic Value	5.0	7.6	(5.9)	(5.6)	(2.0)	N/A	MSCI EAFE (Cap, UH)
Global Value	3.9	5.9	(2.2)	(5.6)	(1.7)	3.1	MSCI World (Cap, UH)
Global Strategic Value	5.6	8.0	(4.9)	(7.7)	(2.8)	N/A	MSCI World (Cap, UH)
Emerging Markets Value	4.6	19.4	4.3	(1.3)	(0.7)		MSCI EM
3.0
Relative Performance: Institutional Value Equity

3Q09 Earnings Call Presentation

AllianceBernstein.com
Performance is preliminary.
As of September 30, 2009
Investment performance of composites is presented after investment management fees. Periods of more than one year are annualized.
The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
Institutional Equity Composites vs. Benchmarks
			Periods Ended September 30, 2009
Service	3Q 2009	Jan-Sep 2009	One Year	Three Years	Five Years	10 Years	Benchmark
Global Research Growth	(1.0)	(0.1)	(7.0)	(5.7)	(3.5)	1.0	MSCI World (net)
US Large Cap Growth	2.8	1.9	3.4	-	0.7	0.4	Russell 1000 Growth
Int'l Research Growth All Country	(0.1)	0.9	(5.7)	(0.9)	(0.5)	N/A	MSCI ACWI ex US (net)
US Research Growth	(1.2)	3.1	3.2	(1.5)	(0.8)	(0.8)	S&P 500 Index
US Thematic Research	0.4	18.9	6.0	0.5	(0.3)	1.7	S&P 500 Index
US Small Cap Growth	(0.7)	6.0	2.2	0.4	(0.2)	3.9	Russell 2000 Growth
Global Large Cap Growth	(2.5)	(3.6)	(9.1)	(3.0)	(2.1)	(2.8)	MSCI World (net)
Int'l Large Cap Growth	(3.0)	(4.6)	(9.9)	(3.7)	(3.5)		MSCI EAFE (net)
Emerging Markets Growth	(0.7)	(5.9)	(7.8)	(4.0)	(2.9)	1.1	MSCI EM (net)
(1.4)
Relative Performance: Institutional Growth Equity

3Q09 Earnings Call Presentation

AllianceBernstein.com
Performance is preliminary.
As of September 30, 2009
Investment performance of composites is presented after investment management fees. Periods of more than one year are annualized.
Inception date: Global Blend Strategies—September 30, 2003; International Blend Strategies—December 31, 2001; US Blend Strategies—December 31, 2001; EM Blend Strategies—December 31, 2001
The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
Institutional Blend Strategies Equity Composites vs. Benchmarks
			Periods Ended September 30, 2009
Service	3Q 2009	Jan-Sep 2009	One Year	Three Years	Five Years	10 Years	Benchmark
Global Blend Strategies	1.9	3.5	(4.1)	(5.6)	(2.6)	N/A	MSCI World
International Blend Strategies	0.1	0.8	(5.6)	(3.7)	(2.5)	N/A	MSCI EAFE
US Blend Strategies	2.4	6.9	4.5	(1.6)	(0.9)	N/A	S&P 500
Emerging Markets Blend Strategies	2.0	7.0	(1.1)	(2.7)	(2.1)	N/A	MSCI EM
Relative Performance: Institutional Blend Strategies

3Q09 Earnings Call Presentation

AllianceBernstein.com
Performance is preliminary.
As of September 30, 2009
Investment performance of composites is presented after investment management fees. Periods of more than one year are annualized.
*The benchmarks listed are the current benchmarks for the investments service—certain benchmarks have evolved over time and therefore are time blended.
The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
Institutional Fixed Income Composites vs. Benchmarks
			Periods Ended September 30, 2009
Service	3Q 2009	Jan-Sep 2009	One Year	Three Years	Five Years	10 Years	Benchmark
Corporate Bonds	1.2	4.2	(0.1)	(0.4)	(0.2)	0.2	Custom Corporate Index
Strategic Core Plus	3.8	10.6	4.4	(0.5)	(0.1)	N/A	Custom Index
Global Plus	4.1	9.7	1.5	(1.5)	(0.6)	N/A	Barclays Global Aggregate Bond Index (Unhedged)
Global Fixed Income	1.2	1.6	0.6	0.6	0.5	0.1	CitiGroup WGBI - Unhedged
Emerging Market Debt	5.0	14.6	6.1	1.9	1.5	3.4	JPM EMBI Global
Low Duration	2.0	5.5	1.8	(3.0)	(1.7)	(0.7)	Merrill Lynch U.S. Treasury (1-3 Years)
Relative Performance: Institutional Fixed Income

3Q09 Earnings Call Presentation

AllianceBernstein.com
Performance is preliminary.
As of September 30, 2009
Investment performance of composites is presented after investment management fees. Periods of more than one year are annualized.
The Fully Diversified 60% stocks/40% bonds (simulation) is meant to be illustrative of the value generated by the "total solution" approach AllianceBernstein encourages for most clients: a diversified allocation across investment portfolios of varying types aimed at optimizing return and volatility over time.
*The Bernstein Fully Diversified Portfolio is a simulation composed of specific proportions of each of the products that follow, which joined the simulation as of the following dates: Strategic
Value—January 1, 1983; Strategic Growth—January 1, 1983 (ACM Large Cap Growth used as a proxy for Strategic Growth through January 1, 2001; Strategic Growth used thereafter);
Intermediate Municipal Bond Composite—January 1, 1983; Bernstein Tax-Managed International Fund—July 1, 1992; Emerging Markets Fund—January 1, 1996; AllianceBernstein Institutional
REIT Fund—July 1, 2001. The AllianceBernstein Institutional REIT Fund was removed from the simulation on December 31, 2008. The portfolio was rebalanced quarterly through December 31,
2005; monthly thereafter. Simulated performance results have certain inherent limitations. The results may not reflect the impact that certain material economic and market factors might have had on actual decision making if they were reflective of a managed account. No representation is being made that any account will, or is likely to, achieve profits or losses similar to those described herein.
Source: Standard and Poor’s and AllianceBernstein
			Periods Ended September 30, 2009
Service	3Q 2009	Jan-Sep 2009	One Year	Three Years	Five Years	10 Years
Fully Diversified Simulation	12.7	19.8	1.4	(2.9)	2.7	3.5
S&P 500	15.6	19.3	(6.9)	(5.4)	1.0	(0.2)
Absolute Performance: Private Client

3Q09 Earnings Call Presentation

AllianceBernstein.com
Performance is preliminary.
As of September 30, 2009
(1) Performance figures other than 3Q 2009 positively affected by class action settlement proceeds.
Investment performance of mutual funds is presented after investment management fees. Periods of more than one year are annualized.
The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
Source: Lipper and AllianceBernstein
Retail Mutual Funds vs. Lipper Averages

			Periods Ended September 30, 2009
Service	3Q 2009	Jan-Sep 2009	One Year	Three Years	Five Years	10 Years	Lipper Average
International Value	3.3	4.7	(6.1)		(2.3)	N/A	International Large Cap Value
Growth & Income(1)	(5.3)	(2.2)	0.3	(1.3)	(1.6)	(0.8)	Large Cap Value
U.S. Small/Mid Cap Value	3.1	7.0	6.2	3.9	1.9	N/A	Small Cap Value
U.S. Value	1.9	(2.3)	(2.3)	(4.6)	(2.9)	N/A	Large Cap Value
Global Value		6.4	(3.4)	(3.0)	(0.7)	N/A	Global Large Cap Value
(5.5)
4.2
Relative Performance: Retail Value Equity

3Q09 Earnings Call Presentation

AllianceBernstein.com
Performance is preliminary.
As of September 30, 2009
(1) Performance figures other than 3Q 2009 positively affected by class action settlement proceeds.
Investment performance of composites is presented after investment management fees. Periods of more than one year are annualized.
The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein
Source: Lipper, Morningstar and AllianceBernstein
Retail Mutual Funds vs. Lipper Averages

			Periods Ended September 30, 2009
Service	3Q 2009	Jan-Sep 2009	One Year	Three Years	Five Years	10 Years	Benchmark or Lipper Average
Global Growth	1.7	(1.3)	(7.3)		(3.9)	N/A	Global Large Cap Growth
U.S. Large Cap Growth(1)	2.4	(0.1)	17.9	4.1	2.8	(1.7)	Large Cap Growth
International Growth	2.7	5.7	0.9	-	0.5	2.1	International Large-Cap Growth
Emerging Markets	0.4	(4.9)	(8.5)	(3.4)	(2.5)	(1.3)	Morningstar Equity Global Emerging Markets
U.S. Growth(1)	0.5	(0.4)	-	(2.5)	(1.6)	(1.7)	Large Cap Growth
U.S. Small/Mid Cap Growth	(0.6)	4.2	(1.5)	(2.8)	(2.7)	(2.8)	Mid Cap Growth
(6.0)
Relative Performance: Retail Growth Equity

3Q09 Earnings Call Presentation

AllianceBernstein.com
Performance is preliminary.
As of September 30, 2009
Investment performance of mutual funds is presented after investment management fees. Periods of more than one year are annualized.
The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
Source: Lipper, Morningstar and AllianceBernstein
Retail Fixed Income Funds vs. Peer Group Averages

			Periods Ended September 30, 2009
Service	3Q 2009	Jan-Sep 2009	One Year	Three Years	Five Years	10 Years	Peer Group Average
Global High Yield Portfolio	4.2	15.8	6.2		3.0	0.5	Morningstar Fixed Income Global High Yield
American Income Portfolio	4.7	14.8	7.4	0.9	1.9	2.4	Morningstar Fixed Income USD
Global Bond	1.4	7.5	1.7	1.8	2.5	2.5	Lipper Global Income Funds
High Income	5.5	14.8	13.0	5.9	5.3	10.0	Lipper High Current Yield Funds
1.1
Relative Performance: Retail Fixed Income

3Q09 Earnings Call Presentation

AllianceBernstein.com
Performance is preliminary.
As of September 30, 2009
investment performance of mutual funds is presented after investment management fees. Periods of more than one year are annualized.
The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
Source: Morningstar and AllianceBernstein
Retail Mutual Funds vs. Morningstar Averages

			Periods Ended September 30, 2009
Service	3Q 2009	Jan-Sep 2009	One Year	Three Years	Five Years	10 Years	Morningstar Average
Wealth Preservation	0.4	(0.8)	(0.3)		0.1	N/A	Conservative Allocation
Balanced Wealth	3.9	5.9	3.0	(0.2)	0.8	N/A	Moderate Allocation
Wealth Appreciation	4.1	5.1	1.4	(1.2)	0.6	N/A	Large Blend
(0.3)
Relative Performance: Wealth Strategies

3Q09 Earnings Call Presentation

AllianceBernstein.com
Percentages are calculated using AUM rounded to the nearest million and revenues to the nearest thousand.
	3Q 2009	3Q 2008	Percent Change
Ending AUM ($ Billions)	$498	$590	-16%	■Up $51B (11%) sequentially
Average AUM ($ Billions)	$474	$669	-29%	■Up $37B (8%) sequentially

By Fee Type ($ Millions):
Base Fees	$484	$713	-32%	■Lower AUM and adverse mix shift
Performance Fees	0	0	-
Total	$484	$713	-32%

By Channel ($ Millions):
Institutional Investments	$203	$308	-34%
Retail	136	192	-29%	■Lower AUM and adverse mix shift
Private Client	145	213	-32%
Total	$484	$713	-32%
Third Quarter 2009 Advisory Fees

3Q09 Earnings Call Presentation

AllianceBernstein.com
Percentages are calculated using income, earnings and expenses rounded to the nearest thousand.
In US dollars (millions)—except per unit amounts
	3Q 2009	3Q 2008	Percent Change
AllianceBernstein
Net Income Attributable to AllianceBernstein	$199	$220	-9%
Weighted Average Equity Ownership Interest	34.5%	33.2%
AllianceBernstein Holding
Equity in Net Income Attributable to AllianceBernstein	$69	$73	-6%
Income Taxes	6	9	-28%
Net Income	$63	$64	-3%
Diluted Net Income Per Unit	$0.67	$0.73	-8%
Distributions Per Unit	$0.67	$0.60	12%	■Q308 excludes $35M insurance reimbursement
AllianceBernstein Holding Financial Results

3Q09 Earnings Call Presentation

AllianceBernstein.com
In US dollars (millions)
Assets	Sept 30, 2009	Dec 31, 2008
Cash and cash equivalents	$571.0	$552.6
Cash and securities, segregated	1,274.3	2,572.6
Receivables, net	1,202.3	1,027.8
Investments:
Related to Deferred Compensation	497.3	305.8
Other	307.8	272.0
Goodwill, net	2,893.0	2,893.0
Intangible assets, net	229.7	243.5
Deferred sales commissions, net	97.0	113.5
Other (incl. furniture & equipment, net)	540.6	522.7
Total Assets	$7,613.0	$8,503.5

Liabilities and Capital
Liabilities:
Payables	2,006.6	3,061.4
Accounts payable and accrued expenses	280.0	310.4
Accrued compensation and benefits	580.6	360.1
Debt	52.0	284.8
Total Liabilities	$2,919.2	$4,016.7

Partners' capital attributable to AllianceBernstein Unitholders	4,516.8	4,317.6
Non-controlling interest in consolidated entities	177.0	169.2
Total Capital	$4,693.8	$4,486.8
Total Liabilities and Capital	$7,613.0	$8,503.5
Consolidated Balance Sheet

3Q09 Earnings Call Presentation

AllianceBernstein.com
In US dollars (millions)
	Nine Months Ended
	Sep 30, 2009	Sep 30, 2008
Cash Flows From Operating Activities:
Net Income	$387.6	$778.9
Non-cash items:
Amortization of deferred sales commissions	42.1	61.9
Amortization of non-cash deferred compensation	51.8	47.3
Depreciation and other amortization	63.0	75.5
Unrealized (gains) losses on deferred compensation investments	(162.8)	194.3
Other, net	(22.5)	(5.8)
Changes in assets and liabilities	215.8	(277.9)
Net cash provided by operating activities	$575.0	$874.2

Cash Flows From Investing Activities:
Purchases of investments	($10.4)	($22.2)
Proceeds from sales of investments	4.4	32.8
Additions to furniture, equipment and leaseholds	(43.6)	(61.3)
Net cash used in investing activities	($49.6)	($50.7)

Cash Flows From Financing Activities:
Repayment of commercial paper, net	($258.7)	($475.5)
Proceeds from bank loans, net	25.0	693.0
(Decrease) increase in overdrafts payable	(26.4)	45.1
Cash distributions to general partner and Unitholders	(265.7)	(835.1)
Other	(16.7)	27.7
Net cash used in financing activities	($542.5)	($544.8)

Effect of exchange rate changes on cash and cash equivalents	35.5	(30.1)

Net increase in cash and cash equivalents	18.4	248.6
Cash and cash equivalents at the beginning of period	552.6	576.4
Cash and cash equivalents at the end of period	$571.0	$825.0
Consolidated Statement of Cash Flows